UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road Westlake Village, California		91361
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 224-7442

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On November 5, 2020, PennyMac Mortgage Investment Trust (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2020.  A copy of the press release and the slide presentation used in connection with the Company’s recorded presentation of financial results were made available on November 5, 2020 and are furnished as Exhibits 99.1 and Exhibit 99.2, respectively.

The information in Item 2.02 of this report, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 5, 2020, issued by PennyMac Mortgage Investment Trust pertaining to its financial results for the fiscal quarter ended September 30, 2020.

99.2	Slide Presentation for use beginning on November 5, 2020 in connection with a recorded presentation of financial results for the fiscal quarter ended September 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: November 5, 2020	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer

2